                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Maxtor Corporation (the "Company") on Form 10-Q for the period ended June 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Theodore A. Hull, Vice President, Finance and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), that:

          (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Theodore A. Hull
                                                 ------------------------------
                                                 Theodore A. Hull
                                                 VICE PRESIDENT, FINANCE AND
                                                 ACTING CHIEF FINANCIAL OFFICER

Date: August 2, 2004